U.S. Sustainability Targeted Value Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DAABX)

Summary Prospectus

February 28, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Sustainability Targeted Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.33%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its investment portfolio.

2	Dimensional Fund Advisors

Principal Investment Strategies

To achieve the U.S. Sustainability Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Sustainability Targeted Value Portfolio is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small and mid-cap companies that the Advisor determines to be lower relative price stocks with higher profitability, while adjusting the composition of the Portfolio based on sustainability considerations. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The representation in the Portfolio of an eligible company as compared to its representation in the U.S. small and mid-cap markets may be affected by the Portfolio’s sustainability considerations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-and mid-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainability Targeted Value Portfolio will invest at least 80% of its net assets in securities of U.S. companies.

The Advisor will consider for purchase by the U.S. Sustainability Targeted Value Portfolio securities of companies whose market capitalizations are generally smaller than the 500th largest eligible company within the U.S. Universe. The Advisor generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on securities exchanges in the United States that are deemed appropriate by the Advisor. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Based on market capitalization data as of December 31, 2025, the market capitalization of a company smaller than the 500th largest eligible company within the U.S. Universe would be below $15,092 million. This threshold will change due to market conditions.

U.S. Sustainability Targeted Value Portfolio	3

The Advisor may also increase or reduce the U.S. Sustainability Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Sustainability Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above referenced investment are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The U.S. Sustainability Targeted Value Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the U.S. Sustainability Targeted Value Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies relative to the applicable universe of securities based on carbon intensity and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally excluded. In addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

4	Dimensional Fund Advisors

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain

U.S. Sustainability Targeted Value Portfolio	5

securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary

6	Dimensional Fund Advisors

information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Sustainability Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2021-December 2025
Highest Quarter	Lowest Quarter
20.84% 2021, Q1	-12.62% 2022, Q2

U.S. Sustainability Targeted Value Portfolio	7

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
U.S. Sustainability Targeted Value Portfolio
Return Before Taxes	10.02%	11.41%	17.98%	[1]
Return After Taxes on Distributions	9.64%	10.58%	17.10%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	6.17%	8.84%	14.43%	[1]
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	15.16%	[1]
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	16.32%	[1]

1.	Since inception July 7, 2020.

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the U.S. Sustainability Targeted Value Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for

8	Dimensional Fund Advisors

investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

U.S. Sustainability Targeted Value Portfolio	9

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
DFA-022826-DAABX 00322166